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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2000

SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-1)


                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


       UNITED STATES                   333-83597                36-1414142
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


                ONE LINCOLN CENTRE
           OAKBROOK TERRACE, ILLINOIS                        60181
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              (Address of Principal                       (Zip Code)
                Executive Offices)


       Registrant's telephone number, including area code (630) 916-4000

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ITEM 5. OTHER EVENTS.

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Notes, Series 2000-1, is attached hereto as Exhibit 23.1.

     The audited financial statements of FGIC as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999 are attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements.

                  Not applicable.

          (b) Pro Forma Financial Information.

                  Not Applicable.

          (c) Exhibits

                  Item 601(a) of Regulation S-K


Exhibit No.  Exhibit No.     Description
-----------  -----------     -----------
   23.1         23           Consent of KPMG LLP

   99.1         99           Audited Financial Statements of FGIC as of
                             December 31, 1999 and 1998, and for each of the
                             years in the three-year period ended December 31,
                             1999


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK FSB


                                          By: /s/ WILLIAM C. BRACKEN
                                              ----------------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer



Dated: March 24, 2000


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                                       -4-


                                  EXHIBIT INDEX


Exhibit No.  Exhibit No.     Description
-----------  -----------     -----------
   23.1         23           Consent of KPMG LLP

   99.1         99           Audited Financial Statements of FGIC as of
                             December 31, 1999 and 1998, and for each of the
                             years in the three-year period ended December 31,
                             1999